Exhibit 99.1

Equity Bancshares, Inc.

PRESS RELEASE – 09/20/2021

Equity Bancshares, Inc. Completes Merger with American State Bank & Trust

Equity Bank franchise adds locations in Kansas, consolidates core and digital banking systems for customers

WICHITA, Kansas, October 4, 2021– Equity Bancshares, Inc. (NASDAQ: EQBK), (“Equity,” “we,” “us,” “our,” “the Company”), the Wichita-based holding company of Equity Bank, announced it has completed its merger with American State Bancshares, Inc. (“ASB”), the holding company of American State Bank & Trust Company in Wichita, Kansas, consolidating the core banking system and digital banking platform and completing local rebranding over the weekend.

“I’m thankful and appreciative of the diligent, focused, and collaborative efforts of our Equity Bank team, including our team members from American State Bank & Trust. We’re pleased to offer a brand that reflects our communities and our shared home of Kansas, and I’m pleased with the teams working together on one of the largest bank mergers in Kansas history,” said Brad Elliott, Chairman and CEO of Equity. “We continue to offer hometown banking expertise with sophisticated digital banking and commercial lending solutions, and we’ll continue to prioritize community service, innovation, integrity, and entrepreneurial spirit.”

Equity announced the merger with ASB on May 17, 2021. Following the completion of the merger, Equity now has approximately $5.0 billion in consolidated total assets and operates 67 locations in its four-state network in Kansas, Missouri, Arkansas and Oklahoma.

Equity’s Kansas franchise now includes seven full-service locations in the Wichita metropolitan area, including Augusta and Rose Hill, and former ASBT offices in Belleville, Concordia, Clyde, Garden City, Great Bend, Holcomb, Larned, Macksville, Salina and St. John. Equity Bank ranks seventh in deposit market share in the Wichita metropolitan statistical area, and seventh in deposit market share among financial institutions in Kansas, according to FDIC deposit data presented by S&P Global as of June 30, 2021.

The strategic combination with ASB brings Equity’s total to 18 since the Company’s foundation in 2002, including 10 following the Company’s initial public offering in November 2015. Equity completed the transaction, including receipt of all necessary regulatory and shareholder approvals, core systems consolidation, and rebranding, in just over 120 days.

“We’re pleased to work with leaders, bankers, and professionals committed to community banking and local leadership within our regions,” said Mr. Elliott. “Our Company will continue to evaluate strategic combination opportunities based on culture and fit and will continue to prioritize community service and remaining open, available, and in support of our customers.”

Third Quarter Results and Presentation

Equity will announce its quarterly results with a press release issued on October 19, 2021 after the market close. Chairman and CEO Brad Elliott and Chief Financial Officer Eric Newell will host a conference call and webcast on October 20, 2021 at 10 a.m. eastern time / 9 a.m. central time to discuss its quarterly earnings and results, including completion of its merger with ASB.

Participants may dial into the call toll-free at (844) 534-7311 from anywhere in the U.S. or (574) 990-1419 internationally, using conference ID no. 7698604. A replay of the call and webcast will be available two hours following the close of the call until October 27, 2021, accessible at (855) 859-2056 or investor.equitybank.com.

Equity Bancshares, Inc.

PRESS RELEASE – 10/4/2021

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans and treasury management services. Equity Bank is located throughout Kansas, Missouri, Arkansas and Oklahoma, including corporate headquarters in Wichita. Learn more at www.equitybank.com.

Equity seeks to provide an enhanced banking experience for customers by providing a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Equity Bancshares, Inc.

PRESS RELEASE – 10/4/2021

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Investor Contact:

Chris Navratil

SVP, Finance

Equity Bancshares, Inc.

(316) 612-6014

cnavratil@equitybank.com

Media Contact:

John J. Hanley

SVP, Senior Director of Marketing

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com